Kevin C. Eichner
President & CEO

BUILT TO PERFORM

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

FORWARD LOOKING STATEMENTS

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local economic conditions, risks associated with rapid increase or decrease in prevailing interest rates and competition from banks and other financial institutions, as well as those risks described in Enterprise Financial's 2005 Annual Report or Form 10-K.

OUR BUSINESS MODEL

Enterprise Financial Services Corp is a high growth bank holding company in two lines of business, focused on private businesses and their owner families, with strong direct distribution in St. Louis and Kansas City and a national wholesale platform.

MISSION

Our mission is to guide our clients to a lifetime of financial success.

VISION

Our vision is to build an exceptional company that clients value, shareholders prize and where our associates flourish.

We expect Enterprise to be one of the very highest performing growth companies in the industry.

THE HIGH PERFORMANCE PYRAMID

EFSC VS. BANKING INDUSTRY

EFSC is one of 2 publicly traded banks that meets all seven of these size, performance and asset quality metrics.*


2
2006 Projected EPS Growth > 25.00%
7
2006 Projected EPS Growth > 20.00%
41
LTM NCOs/Average Loans < 0.10%
76
LTM Net Interest Margin > 4.00%
148
LTM ROAA > 0.95% &
LTM ROAE > 13.00%
270
Assets > $1 Billion
1019
All Publicly Traded Banks

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

CORPORATE HISTORY

1988
- FOUNDING

1997
- OPENED SO. CO. & ST. CHARLES UNITS
- PUBLIC OTC CO. STATUS

1998
- TRUST COMPANY FORMED

2000
- ENTERED KANSAS CITY MARKET WITH ACQUISITION OF COMMERCIAL GUARANTY BANCSHARES

2002
- NEW LEADERSHIP NAMED

2003
- HEAVY RECRUITING OF NEW TALENT
- SALE OF S.E.KS BRANCHES

2004
- BEGIN INTRO TO INSTITUTIONAL INVESTORS
- WEALTH PRODUCT EXPANSION
- PREP FOR NATIONAL LISTING

2005
- NATIONAL NASDAQ LISTING
- INCLUSION IN RUSSELL INDEX
- MILLENNIUM ACQUISITION
- THIRD CONSECUTIVE YEAR OF RECORD EARNINGS

2006
- CONTINUED RAPID GROWTH IN BOTH LOB'S
- EXPANSION OF WHOLESALE PLATFORM
- NORTHSTAR ACQUISITION
- APPLICATION FOR NATIONAL TRUST CHARTER

OVERVIEW: BANKING LINE OF BUSINESS

- $1.5 billion of banking assets growing at 13%-15% annually
- Diverse loan portfolio with business owners we know
- Sophisticated credit management with outstanding credit quality
- Exceptional core deposit base with 18%-20% DDA and less than 10% brokered deposits
- Powerful direct distribution platforms in two urban markets
- Attracting the top commercial banking talent in both markets

OVERVIEW:
WEALTH MANAGEMENT LINE OF BUSINESS

- **Enterprise Trust has grown to $1.5 billion in assets in just seven years – one of fastest growing Trust companies in U.S.**
- **Outstanding professionals with full complement of attorneys, CFP's, CPA's and tax professionals**
- **Family office for business owners and other high net worth individuals**
- **Non-proprietary, open architecture money management**
- **Direct and wholesale distribution platforms**
- **LOB an excellent differentiator**
- **Rapidly emerging as significant contributor to earnings**

ST. LOUIS MARKET



- St. Louis MSA is 18th largest in U.S. – Stable, diverse economic base
- A target-rich environment with nearly 60,000 privately held businesses
- 80,286 households with investible assets of $1 million or more
  (Source: Investment News 12/04)
- EFSC now largest and fastest growing billion dollar public bank holding company headquartered in St. Louis

ENTERPRISE FINANCIAL

KANSAS CITY MARKET



- **Another rich private company market with over 48,000 businesses**
- **54,316 households with investible assets of at least $1 million**
- **Enterprise K.C. has grown from $65 million to $275 million organically since 2000. NorthStar adds $160 million**
- **Now positioned as a serious player in K.C. mid-market and growing rapidly**

ENTERPRISE FINANCIAL

EFSC STRATEGIC VALUE MATRIX

	BANKING	WEALTH MANAGEMENT
DIRECT	▪St. Louis - $825 million loans ▪KC - $275 million loans ▪NorthStar Acquisition adds $160 million in K.C. ▪Future Markets (TBD)	▪ St. Louis Trust - $1.3 billion assets ▪ KC Trust - $200 million assets ▪ Future Markets (TBD)
WHOLESALE	▪Advisors ▪Family Offices ▪TPA's ▪Other $77 million in deposits and growing rapidly	▪Wealth Products Group (Millennium): Recent life insurance acquisition expected to generate $8.8 mm of fee income and $2.2 mm pre-tax in '06

*STRATEGIC INTENT: ORGANIC GROWTH MODEL 2006 THROUGH 2011**

Banking Business:
- **12-15% Annual Growth**
- **3.90 – 4.00% NIM**
- **< .25% charge-offs**

+

Wealth Management Business:
- **15-20% Revenue CAGR**
- **20-25% Earnings CAGR**

→ **< 11% Average Annual Non-Interest Expense Growth Allowable**

→ **EPS Growth = 17-22% Thru Plan Horizon**

* Not intended as a forecast. Includes effect of Millennium and NorthStar.

A CULTURE OF EXECUTION

BUILT TO PERFORM

ENTERPRISE FINANCIAL

STRONG ANNUAL LOAN GROWTH

Portfolio loans at year-end in millions of dollars


$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
'06 Growth Expectation = 28% - 31%
3 year CAGR '02 -'05 = 14%
$680
$784
$899
$1,002
$1,285 - $1,315*
'02
'03
'04
'05
'06
Expectation

*Includes approximately $160 million from NorthStar Acquisition

ENTERPRISE FINANCIAL

EXCELLENT CORE DEPOSIT GROWTH


Year-end deposits in millions of dollars
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$716
$796
$940
$1,116
$1,325 - $1,375*
'06 Growth Expectation = 19% - 23%
3 year CAGR '02-'05 = 16%
'02
'03
'04
'05
'06
Expectation

*Includes approximately $150 million from NorthStar Acquisition

ENTERPRISE FINANCIAL

AN ENVIABLE DEPOSIT MIX

	'02	'03	'04	'05	2Q Avg '06
DDA	18%	20%	21%	21%	19%
NOW/MMA/ SAVINGS	56%	55%	54%	53%	55%
TIME DEPOSITS	21%	20%	18%	20%	19%
BROKERED/ NON-CORE	5%	5%	7%	6%	7%
TOTAL	100%	100%	100%	100%	100%

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

RISING NET INTEREST INCOME



In millions of dollars
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$30.9
$32.7
$36.7
$44.6
$51.0 - $52.0
'06 Increase = 14%-17%
3 year CAGR '02-'05 = 13%
'02
'03
'04
'05
'06
Expectation

EXCEPTIONAL ASSET QUALITY



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.27%
1.35%
1.30%
1.30%
1.30%
0.57%
0.20%
0.20%
0.14%
0.08%
0.14%
0.22%
0.13%
0.02%
0.01%
'02
'03
'04
'05
'06*
Allowance for loan losses to total loans
Non-performing loans to loans
Net charge-offs to avg. loans*

* 2Q YTD Annualized

ENTERPRISE FINANCIAL

WEALTH MANAGEMENT REVENUE GROWING EXPONENTIALLY

Gross revenue in millions of dollars



$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
'06 Expected Growth = 112% - 118%
3 year CAGR '02-'05 = 32%
$3.2
$4.6
$5.3
$7.4
$15.7 - $16.1
'02
'03
'04
'05
'06
Expectation

ENTERPRISE FINANCIAL

GENERATING MAJOR LEVERAGE IN PROFITABILITY



In millions of dollars of pre-tax earnings
$4.50
$3.50
$2.50
$1.50
$0.50
$(0.50)
$(1.50)
'06 Expected Increase = 268% - 286%
3 year CAGR '02-'05 = N/M
$4.20 - $4.40
$1.14
$0.70
$(0.76)
$(0.04)
'02
'03
'04
'05
'06
Expectation

CONTROLLED NONINTEREST EXPENSE GROWTH



In millions of dollars
$42.0
$40.0
$38.0
$36.0
$34.0
$32.0
$30.0
$28.0
$26.0
'02
'03
'04
'05
'06
Expectation
$27.4
$28.2
$29.3
$34.3
$40.0 - $41.0*
$35.2†
'06 Expected Growth = 17%-20%
3 year CAGR '02-'05 = 8%

*Includes $2.4 million due to NorthStar Acquisition and $2.9 million incremental expense from Millennium

† Projected non-interest expense without effect of acquisitions

ENTERPRISE FINANCIAL

DRIVING IMPROVING EFFICIENCY



Efficiency Ratio
85%
80%
75%
70%
65%
60%
55%
76%
70% *
67%
64%
58% - 56%
'02
'03
'04
'05
'06
Expectation

*Proforma

NET INCOME



In millions of dollars
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$5.0
$6.9
$8.2
$11.3
$15.3 - $15.8
'06 Expected Increase = 35%- 40%
3 year CAGR '02-'05 = 31%
'02
'03
'04
'05
'06
Expectation

ENTERPRISE FINANCIAL

FULLY DILUTED EPS



In dollars
$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.52
$0.70
$0.82
$1.05
$1.32 - $1.36
'06 Expected Increase = 26% - 30%
3 year CAGR '02 -'05 = 26%
'02
'03
'04
'05
'06
Expectation

ENTERPRISE FINANCIAL

CAPITAL RATIOS

	12/31/05	6/30/06
Tier 1 Risk-based	10.34%	9.87%
Total Risk-based	11.59%	11.11%
Avg. Equity to Avg. Assets	7.20%	7.66%

Regulatory Capital Events:

- Issued $10 million of Trust Preferred 3Q '05
- No additional equity capital anticipated in organic growth model

Summary

BUILT TO PERFORM

ENTERPRISE FINANCIAL

THE EFSC INVESTMENT VALUE DRIVERS

- Commercial vs. retail banking strategy
- High, sustainable growth – top and bottom line – company has delivered +20% EPS growth in 13 of past 16 quarters
- Increasingly diversified income streams
- Enviable core deposit base
- Exceptional asset quality
- Seasoned management with strong track records and ability to recruit top talent

THE EFSC INVESTMENT VALUE DRIVERS (cont.)

- Stock positioned as a high growth, high performing winner in the small cap space
- Achieving significant lift in EPS driven by:
  - Strong core banking growth
  - Wealth Management net fee income
  - Noninterest expense control
- Driving outstanding shareholder returns with excellent prospects for continued long term growth
- Newly listed NASDAQ national market stock trading with strong inside ownership and early-stage institutional interest
- Attractive valuation relative to other growth companies

STOCK PRICE



Value Tripled Since Mid 2002
$29.00
$26.00
$23.00
$20.00
$17.00
$14.00
$11.00
$8.00
New Management Team Named 7/1/02
National NASDAQ Listing 7-1-05
NorthStar Acquired 7/05/06
Millennium Acquired 10/19/05
Δ 32% Increase in 2004
Δ 23% Increase in 2005

ENTERPRISE FINANCIAL

MARKET DATA



220
200
180
160
140
120
100
80
Indexed Price
07/03
11/03
03/04
07/04
11/04
03/05
07/05
11/05
03/06
07/06
S&P 500
KBW Bank Index
EFSC

ENTERPRISE FINANCIAL

Discussion

BUILT TO PERFORM

ENTERPRISE FINANCIAL